SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 15, 2015

RKO RESOURCES INC. (F/K/A SHAMIKA 2 GOLD, INC.)

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-126748	98-0448154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 Griffith Street, #96, Saint-Laurent, Québec Canada	H4T 2B3
(Address of Principal Executive Offices)	(Zip Code)

(514) 793-2524

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2015, David Bercusson was appointed to the Board of Directors occurred following the resignation of Henry Riedl.

On May 27, 2015 Mr. Riedl also resigned as President & CEO of the Company and was replaced by David Bercusson in those capaicties.

David Bercusson –President & CEO

David Bercusson is a retired Chartered Accountant. He received his B. Comm from McGill University in Montréal. For the last thirty five years he has acted as an auditor, tax consultant and accountant and been involved in real estate projects in Québec and Ontario.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

RKO Resources, INC.

Date: June 15, 2015	By: /s/ David Bercusson

Name: David Bercusson
Title: President and Chief Executive Officer